Summary of Organization and Significant Accounting Policies - Estimated Amortization Expense for Intangible Assets (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 28, 2014	Dec. 28, 2013	Dec. 29, 2012
Accounting Policies [Abstract]
2014		$ 897
2015		897
2016		897
2017		893
2018		893
Thereafter		10,670
Total	$ 15,275	$ 15,147	$ 8,606